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INFORMATION REQUIRED IN PROXY STATEMENT
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ASTRONICS CORPORATION
(Name of Registrant as specified in its charter)
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Your **Vote** Counts!

ASTRONICS CORPORATION

2024 Annual Meeting
Vote by May 7, 2024
11:59 PM ET

ASTRONICS CORPORATION
130 COMMERCE WAY
EAST AURORA, NY 14052
ATTN: DAVID BURNEY

V33633-P07965-Z87139

You invested in ASTRONICS CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 8, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 8, 2024
10:00 AM PT

PECO, Inc.
11241 SE Highway 212
Clackamas, Oregon 97015

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V2.0

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect eight directors to hold office until the 2025 Annual Meeting and until their successors have been elected and qualified: **Nominees:** 01) Robert T. Brady 02) Jeffry D. Frisby 03) Peter J. Gundermann 04) Warren C. Johnson 05) Robert S. Keane 06) Neil Y. Kim 07) Mark Moran 08) Linda G. O'Brien	For
2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024.	For

NOTE: To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

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V33634-P07965-Z87139